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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2000
                                                        ------------------


                             PARTY CITY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27826               22--3033692
     ------------------             -----------------        -------------
(State of other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)


400 Commons Way, Rockaway, NJ                                         07866
---------------------------------                                  -----------
(Address of principal executive offices)                            Zip Code


       Registrant's telephone number, including area code: (973) 983-0888
                                                           --------------



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Item 5. Other Reportable Events

     On September 29, 2000 Party City Corporation (the "Company") filed its Annual Report on Form 10-K with the Securities and Exchange Commission (the "SEC") for the year ended December 31, 1998 and for the year ended July 1, 2000. The Company had previously filed its Annual Report on Form 10-K for the 18-month period ended July 3, 1999.

     The Company also filed a Transition Report on Form 10-K for the six-month period January 1, 1999 to July 3, 1999. Effective July 3, 1999, the Company changed its fiscal year end for financial reporting from December 31 to the Saturday nearest to June 30. The Company continues to use December 31 as its tax year-end. The change to a 52-53 week calendar was made to facilitate comparable store sales computations, and necessitated the filing of the Transition Report.

     A copy of the press release issued by the Company announcing the SEC filings is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     99.1 Press release of Party City Corporation, dated September 29, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PARTY CITY CORPORATION

Dated: September 29, 2000               By: /s/ Thomas E. Larson
                                            ------------------------------
                                        Name:  Thomas E. Larson
                                        Title: Chief Financial Officer